SCHEDULE TO
                           SECOND AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


BORROWER:                  FLORIDA FINANCE GROUP INC.
                           LIBERTY FINANCE COMPANY
                           FIRST CHOICE AUTO FINANCE, INC.

ADDRESS:                   5200 S. WASHINGTON
                           TITUSVILLE, FLORIDA 32780-7316

BORROWER:                  SMART CHOICE RECEIVABLES HOLDING COMPANY

ADDRESS:                   P. O. BOX 50102
                           HENDERSON, NEVADA  89016

DATE:                      NOVEMBER 9, 1998


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     This Schedule to Second  Amended and Restated  Loan and Security  Agreement
("Schedule") is executed in conjunction with a certain Second Amended and Restated Loan and Security Agreement ("Agreement") of even date herewith, by and between FINOVA Capital Corporation, as Lender, and the above Borrowers, as Borrower. The terms and provisions of this Schedule shall supersede all prior schedules. All references to Section numbers herein refer to Sections in the Agreement.

1.A. BORROWERS (SECTION 1).

     All references to "Borrower" in any and all Loan Documents shall mean all Borrowers, as co-borrowers, jointly and severally, except as otherwise specifically set forth herein:

      Florida Finance Group, Inc. -  "FFG" or "Lead Borrower"

      Liberty Finance Company  -     "Liberty"

      Smart Choice Receivables Holding Company -  "Smart Choice Receivables"

      First Choice Auto Finance, Inc. -  "First Choice"

      The term "Receivable Borrowers" shall mean FFG, Liberty and Smart Choice Receivables.

      The term "Inventory Borrower" shall mean First Choice.


1.13.A.  MAXIMUM MILEAGE OF ELIGIBLE INVENTORY (SECTION 1.13)

     The term "Maximum Mileage of Eligible Inventory" shall mean, with respect to each item of Inventory, the actual mileage, according to the odometer of the vehicle, eighty thousand (80,000) miles.



1.13.B.  MAXIMUM AGE OF ELIGIBLE INVENTORY (SECTION 1.13)

     The term "Maximum Age of Eligible Inventory" shall mean, with respect to each item of Inventory, the number years from the year of determination to the model year, eight (8) years.

1.13.C.  MAXIMUM COST OF ELIGIBLE INVENTORY (SECTION 1.13)

     The term "Maximum Cost of Eligible Inventory" shall mean, with respect to each item of Inventory, the purchase price of such item of Inventory shall be Six Thousand Dollars ($6,000.00). Only that portion of the purchase price that exceeds Six Thousand Dollars ($6,000.00) shall be ineligible for the purposes of determining availability.


1.13.D.  MAXIMUM OWNERSHIP (SECTION 1.13)

     The term "Maximum Ownership" shall mean one hundred twenty (120) days from the date of the invoice that evidences the purchase of each vehicle of Inventory by First Choice.



1.14.A.  MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE (SECTION 1.14).

     The term "Maximum Amount of an Eligible Receivable" shall mean the sum of Twenty Thousand Dollars ($20,000.00) remaining due thereon at any date of determination.

1.14.B.  MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE (SECTION 1.14).

     The "Maximum Term of an Eligible Receivable" shall be Forty-Eight (48) months remaining until the due date of such Eligible Receivable at any date of determination.



1.14.C.  AGING PROCEDURES AND ELIGIBILITY TEST (SECTION 1.14.)

AGING PROCEDURES FOR A CONTRACTUAL AGING:

1.   No payment missed or due = Current.

2.   1 to 30 days past due = "30 day Account".

3.   31 to 60 days past due = "60 day Account".

4.   61 or more days past due = "60 + day Account"


For the purpose ONLY of calculating the aging of any Receivable hereunder, provided any such extension is after one hundred eighty (180) days of any Receivable from the origination date of such Receivable, Borrower may grant an Account Debtor one (1) extension of the principal portion of a monthly payment due on any Receivable within any twelve (12) month period that would allow such Receivable to avoid being classified in a different "past due or missed" payment category set forth above. All extensions within any twelve (12) month period in excess of one (1) will not be used to delay or defer aging of such Receivable. This extension exception shall be applicable to extensions granted on or after November 9, 1998.

ELIGIBILITY TEST:

The term "Eligibility Test" shall mean the test to determine the eligibility of a Receivable for the purposes of Section 1.14 hereof, that test, being as follows: no payment due on said Receivable remains unpaid more than sixty (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

1.15 GUARANTOR (WHETHER ONE OR MORE) (SECTION 1.15)

     SC Holdings, Inc.

     Smart Choice Automotive Group, Inc. (formerly known as Eckler Industries, Inc.)


2.1.A.   AMOUNT OF REVOLVING CREDIT LINE (SECTION 2.1):

     The Amount of Revolving Credit Line shall be One Hundred Million Dollars ($100,000,000.00)

     The Amount of the Inventory Credit Line shall be Ten Million Dollars ($10,000,000.00)


2.1.B. AVAILABILITY ON ELIGIBLE RECEIVABLES (SECTION 2.1):

     The "Availability on Eligible Receivables" shall be an amount equal to, with respect to all Eligible Receivables, on the date of determination, the sum of the following:

          (i) Sixty percent (60%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, including all unearned finance charges, time price differentials, insurance fees, discounts, holdbacks and other fees and charges pursuant to the Eligible Receivables with an origination date on or before June 30, 1998;

          (ii) Fifty-five percent (55%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, including all unearned finance charges, time price differentials, insurance fees, discounts, holdbacks and other fees and charges pursuant to the Eligible Receivables with an origination date after June 30, 1998.

     Notwithstanding any provision contained in the Loan Documents to the contrary, if for the twelve (12) calendar month period immediately prior to any date of determination, the Collateral Recovery Rate is less than seventy-two and one-half percent (72.50%), or if on any date of determination, the Collateral Performance Percentage is greater than ten percent (10.0%), then in either event, Lender, in its sole and absolute discretion, may modify the Availability on Eligible advance percentage set forth above.

2.1.C.   AVAILABILITY ON ELIGIBLE INVENTORY (SECTION 2.1)

     The "Availability on Eligible Inventory" shall be lesser of (i) the Amount of the Inventory Credit Line, (ii) the aggregate amount with respect to all Eligible Inventory of the lesser of (a) fifty percent (50%) of the invoice cost (as evidence by a bill of sale or other documents evidencing the purchase price of such Inventory, or (b) fifty percent (50%) of the "clean value" Black Book (pursuant to the most current edition of the "Black Book" as published by National Auto Research Division, Hearst Business Media Corporation, for the market area of Borrower).


2.2. STATED INTEREST RATE (SECTION 2.2).

     The Receivables Stated Interest Rate shall be the lesser of (i) the Governing Rate (a) if the effective rate of advance is greater than fifty percent (50%) for the month of determination, plus two and one-half percent (2.50%) per annum, (b) if the effective rate of advance is greater than forty percent (40%) but equal to or less than fifty percent (50%), plus two and one-quarter percent (2.25%), or (c) if the effective rate of advance, for the month of determination, is equal to or less than forty percent (40%), plus one and one-half percent (1.50%); or (ii) the Maximum Rate. For the purpose of determining the Receivable Stated Rate, the term "effective rate of advance" shall mean the daily average of the outstanding balance of the Indebtedness for the calendar month immediately preceding the date of determination, less the daily average outstanding balance of the Indebtedness advanced to First Choice pursuant to the Inventory Credit Facility for the same period, divided by the aggregate outstanding balance of all Eligible Receivables on the date of determination.

     The Inventory Stated Interest Rate shall be the lesser of (a) the Governing Rate plus three percent (3.00%) per annum; or (b) the Maximum Rate.

2.3.B.   MATURITY DATE (SECTION 2.3.C).

     The primary term of this Agreement shall expire on December 31, 2001. If Borrower desires to extend the primary term or any term thereafter of this Agreement, Borrower shall give Lender notice of its intent to extend the term no earlier than one hundred and eighty (180) days and no later than one hundred and fifty (150) days prior to any expiration date of this Agreement. Upon the receipt by Lender of Borrower's notice to extend the term of this Agreement, if Lender desires to renew and extend the term of this Agreement, Lender shall give Borrower notice of Lender's intent to extend the term of this Agreement, within sixty (60) days of Lender's receipt of Borrower's notice to extend. If Lender does not give Borrower notice of Lender's intent to extend the term of this Agreement within the sixty (60) days period, then it shall be deemed that Lender does not intend to renew and extend the term of this Agreement. Notwithstanding the foregoing, the Borrower's obligation pursuant to this Agreement shall remain in full force and effect until the Indebtedness due and owing to Lender has been paid in full.

2.6. LIQUIDATED DAMAGES (SECTION 2.6).

     The amount of "Liquidated Damages" shall be as follows:

          None.

2.14 TERMINATION FEE (SECTION 2.14).

     The amount of the "Termination Fee shall be Three Million Dollars ($3,000,000.00).

3.2. BUSINESS LOCATIONS OF BORROWER (SECTIONS 3.2, 3.6 AND 5.1.N.).

     All locations are as set forth on the attach List of Locations


5.1.B. BORROWER'S TRADENAMES (WHETHER ONE OR MORE)(SECTION 5.1.B.)

     As set forth in List of Tradenames attached hereto

6.2.A. LEVERAGE RATIO LIMIT (SECTION 6.2.J).

     None.

6.2.B. MINIMUM NET INCOME (SECTION 6.2.K).

     The Minimum Net Income for each Borrower and Smart Choice Automotive Group, Inc., other than Smart Choice Receivables Holdings, Inc., shall be at least One Dollar ($1.00) in each fiscal quarter.

6.2.C. DISTRIBUTIONS LIMITATION (SECTION 6.2.L).

     No Distributions without the prior written consent of Lender.


6.3.C.   ANNUAL FINANCIAL STATEMENTS (SECTION 6.3).

     Annual audited financial statements shall be prepared by independent certified public accountants, reasonably acceptable to Lender.

8.1. REIMBURSEMENT OF EXPENSES (SECTION 8.1).

     (i) Borrowers shall reimburse Lender an amount not to exceed Seven Thousand Five Hundred Dollars ($7,500.00), for legal fees and expenses incurred in the due diligence with respect to, negotiations, preparation and closing of this Second Amended and Restated Loan and Security Agreement and the other Loan Documents executed in connection therewith.

     (ii) Borrowers shall reimburse Lender an amount not to exceed Five Thousand Dollars ($5,000.00) for audit fees on a quarterly basis.

9.1. NOTICES (SECTION 9.1).

                   Lender:     FINOVA Capital Corporation
                               (copy each office below with all notices)

                               CORPORATE FINANCE OFFICE:

                               FINOVA Capital Corporation
                               355 South Grand Avenue, Suite 2400
                               Los Angeles, CA  90071
                               Attn:  John J. Bonano, Senior Vice President
                               Telephone:  (213) 253-1600
                               Telecopy No.:  (213) 625-0268

                               CORPORATE OFFICE:

                               FINOVA Capital Corporation
                               1850 N. Central Avenue
                               Phoenix, AZ  85077
                               Attn:  Joseph R. D'Amore, Senior Counsel
                               Telephone:  (602) 207-4900
                               Telecopy No.:  (602) 207-5543

                               REDISCOUNT FINANCE OFFICE:

                               FINOVA Capital Corporation
                               13355 Noel Road, Suite 800
                               Dallas, TX  75240
                               Attn: Douglas M. Fraser (Account Executive)
                               Telephone:  (972) 458-5600
                               Telecopy No.:  (972) 458-5650

                  Borrower:    Florida Finance Group, Inc.
                               Liberty Finance Company
                               First Choice Auto Finance, Inc.
                               5200 S. Washington
                               Titusville, Florida 32780-7316
                               Telephone: 407-269-9680
                               Telecopy No.:407-268-2959

                  Borrower:    Smart Choice Receivables Holding Company
                               P. O. Box 50102
                               Henderson, NV 89016
                               Telephone: (702) 598-3738
                               Telecopy No.: (702) 598-3651

                  Guarantors:  SC Holdings, Inc.
                               Smart Choice Automotive Group, Inc.
                               5200 S. Washington
                               Titusville, Florida 32780-7316
                               Telephone: 407-269-9680
                               Telecopy No.:407-264-0376

9.16. AGENT FOR SERVICE OF PROCESS (SECTION 9.16).

Gary Smith, whose address is 5200 S. Washington, Titusville, Florida 32780-7316 (Agent)

     IN WITNESS WHEREOF, the parties have executed this Schedule on the day and year first set forth above.

                                   LENDER:

                                   FINOVA CAPITAL CORPORATION,
                                   a Delaware corporation

                                   By: /S/ Stephen J. Thomas
                                   --------------------------------------------
                                   Stephen J. Thomas, Vice President     (Date)

                                   BORROWERS:

                                   FLORIDA FINANCE GROUP INC.


                                   By: /s/ Charles D. Bonanno
                                   ------------------------------------------
                                   Charles D. Bonanno,                 (Date)
                                   Executive Vice President


                                    LIBERTY FINANCE COMPANY


                                   By /s/ Charles D. Bonanno
                                   ------------------------------------------
                                   Charles D. Bonanno,                 (Date)
                                   Executive Vice President


                                    SMART CHOICE RECEIVABLES HOLDING COMPANY


                                   By: /s/ Charles D. Bonanno
                                   ------------------------------------------
                                   Charles D. Bonanno,                 (Date)
                                   Executive Vice President

                                   FIRST CHOICE AUTO FINANCE, INC.


                                   By: /s/ Charles D. Bonanno
                                   ------------------------------------------
                                   Charles D. Bonanno,                 (Date)
                                   Executive Vice President

                                   SC HOLDINGS, INC.


                                   By /s/ Charles D. Bonanno
                                   ------------------------------------------
                                   Charles D. Bonanno,                 (Date)
                                   Executive Vice President


                                   SMART CHOICE AUTOMOTIVE GROUP, INC.


                                   By: /s/ Charles D. Bonanno
                                   ------------------------------------------
                                   Charles D. Bonanno,                 (Date)
                                   Executive Vice President